Exhibit 8.1

List of Subsidiaries

1.	Altira Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

2.	Altira Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

3.	COD Theatre Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

4.	Golden Future (Management Services) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

5.	MCE (IP) Holdings Limited, incorporated in the British Virgin Islands

6.	MCE (NEA) Holdings Limited (formerly known as MCE Management Limited), incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

7.	MCE (Philippines) Investments Limited, incorporated in the British Virgin Islands

8.	MCE (Philippines) Investments No.2 Corporation, incorporated in the Republic of the Philippines

9.	MCE Cotai Investments Limited, incorporated in the Cayman Islands

10.	MCE Finance Limited, incorporated in the Cayman Islands

11.	MCE Holdings (Philippines) Corporation, incorporated in the Republic of the Philippines

12.	MCE Holdings Limited, incorporated in the Cayman Islands

13.	MCE Holdings No. 2 (Philippines) Corporation, incorporated in the Republic of the Philippines

14.	MCE Holdings Three Limited, incorporated in the Cayman Islands

15.	MCE Holdings Two Limited, incorporated in the British Virgin Islands

16.	MCE International Limited, incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

17.	MCE Leisure (Philippines) Corporation, incorporated in the Republic of the Philippines

18.	MCE Transportation Limited, incorporated in the British Virgin Islands

19.	MCE Transportation Two Limited, incorporated in the British Virgin Islands

20.	MCE Travel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

21.	Melco Crown (Cafe) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

22.	Melco Crown (COD) Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

23.	Melco Crown (COD) Hotels Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

24.	Melco Crown (COD) Retail Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

25.	Melco Crown (COD) Ventures Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

26.	Melco Crown (Japan) Company Limited, incorporated in Japan

27.	Melco Crown (Japan) Resorts Corporation, incorporated in Japan

28.	Melco Crown (Macau Peninsula) Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

29.	Melco Crown (Macau Peninsula) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

30.	Melco Crown (Macau) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

31.	Melco Crown (Philippines) Resorts Corporation, incorporated in the Republic of the Philippines

32.	Melco Crown COD (CT) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

33.	Melco Crown COD (GH) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

34.	Melco Crown COD (HR) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

35.	Melco Crown Hospitality and Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

36.	Melco Crown Security Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

37.	Mocha Cafe Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

38.	Mocha Slot Group Limited, incorporated in the British Virgin Islands

39.	Mocha Slot Management Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

40.	MPEL Cotai Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

41.	MPEL International Limited, incorporated in the Cayman Islands

42.	MPEL Investments Limited, incorporated in the Cayman Islands

43.	MPEL Nominee One Limited, incorporated in the Cayman Islands

44.	MPEL Nominee Three Limited, incorporated in the Cayman Islands

45.	MPEL Nominee Two Limited, incorporated in the Cayman Islands

46.	MPEL Projects Limited, incorporated in the British Virgin Islands

47.	MPEL Properties (Macau) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

48.	MPEL Services Limited, incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

49.	MPEL Ventures Limited, incorporated in the British Virgin Islands

50.	SCIP Holdings Limited, incorporated in the British Virgin Islands

51.	SCP Holdings Limited, incorporated in the British Virgin Islands

52.	SCP One Limited, incorporated in the British Virgin Islands

53.	SCP Two Limited, incorporated in the British Virgin Islands

54.	Studio City (HK) Limited, incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

55.	Studio City Company Limited, incorporated in the British Virgin Islands

56.	Studio City Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

57.	Studio City Entertainment Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

58.	Studio City Finance Limited, incorporated in the British Virgin Islands

59.	Studio City Holdings Five Limited, incorporated in the British Virgin Islands

60.	Studio City Holdings Four Limited, incorporated in the British Virgin Islands

61.	Studio City Holdings Limited, incorporated in the British Virgin Islands

62.	Studio City Holdings Three Limited, incorporated in the British Virgin Islands

63.	Studio City Holdings Two Limited, incorporated in the British Virgin Islands

64.	Studio City Hospitality and Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

65.	Studio City Hotels Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

66.	Studio City International Holdings Limited, incorporated in the British Virgin Islands

67.	Studio City Investments Limited, incorporated in the British Virgin Islands

68.	Studio City Retail Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

69.	Studio City Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

70.	Studio City Ventures Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

71.	Zeus Power Ventures Limited, incorporated in the British Virgin Islands